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                                                                    EXHIBIT 32.1

       CERTIFICATE OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER*

      Pursuant to Section 906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), Dr. Sergio Magistri, Chief Executive Officer of InVision Technologies, Inc. (the "Company"), and Ross Mulholland, the Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

      1. The Company's Quarterly Report on Form 10-Q for the period ended March 28, 2004, and to which this Certification is attached as
            Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

      2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 6th day of May, 2004.

                                           /s/ Sergio Magistri
                                           --------------------------
                                           Sergio Magistri, Ph.D.
                                           Chief Executive Officer

                                           /s/ Ross Mulholland
                                           --------------------------
                                           Ross Mulholland
                                           Chief Financial Officer

      A signed original of this written statement required by Section 906 has been provided to InVision Technologies, Inc. and will be retained by InVision Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

* This certification accompanies the Form 10-Q to which it relates, is being furnished to, and shall not be deemed filed with, the SEC or otherwise subject to the liability of that Section 18 of the Securities Exchange Act of 1934, as amended. This certification shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.